Exhibit 99.1

Energous Corporation Reports Second Quarter 2018 Financial Results

SAN JOSE, CA – Aug. 1, 2018 – Energous Corporation (NASDAQ: WATT), the developer of WattUp®, a revolutionary wire-free, over-the-air, power-at-a-distance charging technology, today announced financial results for the second quarter ended June 30, 2018 and provided an update on its operational progress.

Second Quarter Highlights

•	Shipped chipsets to multiple customers, which resulted in our first royalty from partner Dialog Semiconductor.
•	World’s first WattUp-enabled hearing aids launched by Energous customer Delight.
•	Increased engineering services revenue.
•	Announced the availability of a WattUp Near Field transmitter through Energous partner, IDT International Limited.
•	Reduced operating expenses from prior quarter by approximately $1.0 million.
•	Was invited to present the WattUp technology at the USPTO to patent examiners from the U.S., Canada and Mexico.

Recent Highlights

•

Energous made significant headway in the global regulatory campaign with the addition of 54 new country approvals, including India and Canada. To date, Energous is approved to ship in 92 countries worldwide (up from 38 countries at the end of Q1 2018).

“Continuing to execute on moving to market with WattUp, Energous received orders and shipped chipsets to multiple customers in the quarter,” said Stephen R. Rizzone, president and CEO. “We also achieved additional certifications from 92 countries, and increased our

Energous Corporation Reports Second Quarter 2018 Financial Results

engineering services revenue from last quarter, and increased our patent count to 167.  The company’s pipeline continues to be robust as we complete engineering milestones and make advances toward a WattUp enabled ecosystem.”

Unaudited 2018 Second Quarter Financial Results

For the second quarter ended June 30, 2018, Energous recorded:

•	Revenue of $205,773
•	Operating expenses of $12.5 million (GAAP), comprised of $7.6 million in research and development, $3.3 million in general and administrative and $1.6 million in sales and marketing expenses
•	Net loss of $12.3 million, or $0.48 per basic and diluted share
•	Adjusted EBITDA (a non-GAAP financial measure) loss of $7.7 million
•	$37.1 million in cash and cash equivalents at the end of the second quarter, with no debt

Second Quarter 2018 Conference Call

Energous will host a conference call to discuss its financial results, recent progress and prospects for the future.

When: Wednesday, Aug. 1, 2018
Time: 1:30 p.m. PT (4:30 p.m. ET)
Phone: 888-317-6003 (domestic); 412-317-6061 (international)

Passcode: 1197275

Telephonic replay: Accessible through Aug. 15, 2018
877-344-7529 (domestic); 412-317-0088 (international); passcode 10122001

Webcast: Accessible at Energous.com; archive available for approximately one year

Note about Non-GAAP Financial Measures

In addition to the unaudited results presented in accordance with generally accepted accounting principles, or GAAP, Energous presents adjusted EBITDA, which is a non-GAAP financial measure. Adjusted EBITDA is determined by taking net loss and eliminating the

Energous Corporation Reports Second Quarter 2018 Financial Results

impacts of interest, taxes, depreciation, amortization and stock-based compensation. The company's definition of adjusted EBITDA may not be comparable to the definitions of similarly-titled measures used by other companies. Energous believes that this non-GAAP financial measure, viewed in addition to and not in lieu of its reported GAAP results, provides useful information to investors by providing a more focused measure of operating results. This metric is used as part of the company's internal reporting to evaluate its operations and the performance of senior management. A table reconciling this measure to the comparable GAAP measure is available in the accompanying financial tables below.

About Energous Corporation

Energous Corporation is the developer of WattUp® -- an award-winning, wire-free charging technology that will transform the way consumers and industries charge and power electronic devices at home, in the office, in the car and beyond. WattUp is a revolutionary radio frequency (RF) based charging solution that delivers intelligent, scalable power via radio bands, similar to a Wi-Fi router. WattUp differs from older wireless charging systems in that it delivers contained power, at a distance, to multiple devices -- thus resulting in a wire-free experience that saves users from having to remember to plug in their devices. For more information, please visit Energous.com.

Safe Harbor Statement
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the "safe harbor" created by those sections. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as "believe," "expect," "may," "will," "should," "could," "seek," "intend," "plan," "estimate," "anticipate" or other comparable terms. All statements in this release that are not based on historical facts are "forward-looking statements." Examples of forward-looking statements include, among others, our statements about the timing of

Energous Corporation Reports Second Quarter 2018 Financial Results

required regulatory approvals, number and timing of potential orders and customers' product launches, and commercialization of our technology. While management bases its forward-looking statements in this release on its current expectations, the information on which those expectations were based may change. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Many factors could cause our actual results and financial condition to differ materially from expectations,  including: our ability to develop commercially feasible products; receipt of necessary regulatory approvals; timing and size of new orders and recognized revenue; dependence on strategic relationships; fluctuations in product development expenses such as tape-out costs; market acceptance of our technology; competition in our industry; our ability to protect our intellectual property; and other risks and uncertainties described in the Risk Factors and in Management's Discussion and Analysis of Financial Condition and Results of Operations sections of our most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q. We urge you to consider those risks and uncertainties in evaluating our forward-looking statements. We caution you not to place undue reliance on our forward-looking statements, which speak only as of the date made. Except as otherwise required by law, we disclaim any obligation to release any updates or revisions to our forward-looking statements to reflect any change in our expectations or other developments, conditions or circumstances on which our statements are based.

-- Financial Tables Follow --

Energous Corporation Reports Second Quarter 2018 Financial Results

Energous Corporation

BALANCE SHEETS

(Unaudited)

	As of
	June 30, 2018	December 31, 2017
ASSETS
Current assets:
Cash and cash equivalents	$37,076,181	$12,795,254
Accounts receivable	205,773	-
Prepaid expenses and other current assets	589,950	1,026,310
Prepaid rent, current	80,784	80,784
Total current assets	37,952,688	13,902,348

Property and equipment, net	1,387,902	1,413,917
Prepaid rent, non-current	16,276	56,668
Other assets	32,512	32,512
Total assets	$39,389,378	$15,405,445

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$2,385,992	$2,024,690
Accrued expenses	1,833,543	1,622,025
Total current liabilities	4,219,535	3,646,715

Commitments and contingencies

Stockholders’ equity:
Preferred Stock, $0.00001 par value, 10,000,000 shares authorized at June 30, 2018 and December 31, 2017; no shares issued or outstanding.	-	-
Common Stock, $0.00001 par value, 50,000,000 shares authorized at June 30, 2018 and December 31, 2017; 25,561,610 and 22,584,588 shares issued and outstanding at June 30, 2018 and December 31, 2017, respectively.	254	225
Additional paid-in capital	234,812,866	185,659,954
Accumulated deficit	(199,643,277)	(173,901,449)
Total stockholders’ equity	35,169,843	11,758,730
Total liabilities and stockholders’ equity	$39,389,378	$15,405,445

Energous Corporation Reports Second Quarter 2018 Financial Results

Energous Corporation

STATEMENTS OF OPERATIONS

(Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2018	2017	2018	2017

Revenue	$205,773	$299,506	$230,773	$874,874

Operating expenses:
Research and development	7,639,974	8,692,003	16,361,526	17,045,187
Sales and marketing	1,602,137	1,187,313	3,074,533	2,782,765
General and administrative	3,268,028	3,341,563	6,548,243	6,444,314
Total operating expenses	12,510,139	13,220,879	25,984,302	26,272,266
Loss from operations	(12,304,366)	(12,921,373)	(25,753,529)	(25,397,392)

Other income (expense):
Loss on sales of property and equipment, net	-	-	-	(726)
Interest income	5,995	2,363	11,701	5,968
Total	5,995	2,363	11,701	5,242

Net loss	$(12,298,371)	$(12,919,010)	$(25,741,828)	$(25,392,150)

Basic and diluted net loss per common share	$(0.48)	$(0.63)	$(1.03)	$(1.23)

Weighted average shares outstanding, basic and diluted	25,479,861	20,643,261	25,042,529	20,564,561

Energous Corporation

Reconciliation of Non-GAAP Information

(Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2018	2017	2018	2017

Net loss (GAAP)	$(12,298,371)	$(12,919,010)	$(25,741,828)	$(25,392,150)
Add (subtract) the following items:
Interest income	(5,995)	(2,363)	(11,701)	(5,968)
Income taxes	-	-	-	-
Depreciation and amortization	275,295	355,422	574,815	681,985
Stock-based compensation	4,342,880	4,365,963	8,952,088	7,904,154
Adjusted EBITDA (non-GAAP)	$(7,686,191)	$(8,199,988)	$(16,226,626)	$(16,811,979)

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Energous Corporation Reports Second Quarter 2018 Financial Results

Energous Public Relations

PR@energous.com

408-963-0200

Investor Relations Contact:

Bishop IR

Mike Bishop

(415) 894-9633

IR@energous.com